Exhibit 99.1

Axogen Enters into Definitive Agreement to Acquire BioCircuit Technologies

Acquisition adds NerveTape™, the 1st FDA-approved device for sutureless peripheral nerve repair, broadening Axogen’s addressable market within its focus markets

Axogen’s commercial infrastructure, surgeon relationships and hospital contracting are expected to accelerate adoption and expand access to NerveTape™

Transaction expected to be accretive to revenue growth, adjusted EBITDA margin and adjusted EPS in the first year following closing while Axogen remains free cash flow positive

ALACHUA and TAMPA, FL – September 10, 2026 - Axogen, Inc. (“Axogen” or the “Company”) (Nasdaq: AXGN), a global leader in developing and marketing innovative surgical solutions for the restoration of peripheral nerve function, today announced that it has entered into a definitive agreement to acquire BioCircuit Technologies, Inc. (“BioCircuit”), a privately held medical device company and developer of NerveTape™, the first FDA-approved device for sutureless nerve repair.
Under the terms of the agreement, Axogen will acquire BioCircuit for total consideration of $200 million in cash at closing, subject to customary adjustments for cash, indebtedness, transaction expenses and net working capital. At closing, $1.0 million of the estimated merger consideration will be withheld pending determination of the post-closing purchase price adjustment. The transaction is expected to close in the fourth quarter of 2026, subject to satisfaction of customary closing conditions, including completion of the spin-out of BioCircuit’s electronics research and development business.

NerveTape™ allows surgeons to precisely align, connect and protect transected nerves independent of microsutures, representing a simpler, faster, more effective alternative to micro-suturing in nerve repair. By reducing dependency on microsurgical skills, NerveTape™ enables expansion and adoption of nerve repair to a broader range of surgeons and care settings. Combined with Axogen’s direct sales force, existing surgeon relationships and hospital contracting infrastructure, the acquisition is expected to accelerate adoption and drive deeper market penetration within Axogen’s current focus markets.

The acquisition adds a foundational technology platform and capabilities that complement Axogen’s existing portfolio and may support future product development and expansion into new indications. We believe NerveTape™ represents a superior benefit versus risk value proposition as compared to existing alternatives which meets Axogen’s internal criteria for innovation. NerveTape™ has been adopted by surgeons across multiple nerve repair settings, and clinical experience to date confirms its performance and safety profile.

Axogen expects the acquisition to be accretive to revenue growth, adjusted EBITDA margin and adjusted earnings per share in the first year following close, while maintaining positive free cash flow.

“This acquisition advances our mission to restore health and improve quality of life by making restoration of peripheral nerve function an expected standard of care,” said Michael Dale, President and Chief Executive Officer of Axogen. “NerveTape’s sutureless approach makes high-quality nerve repair simpler and more accessible for surgeons, and we believe it meaningfully advances our innovation agenda by adding a differentiated technology to simplify one of the most challenging aspects of nerve surgery.”

“BioCircuit has developed a highly differentiated technology that complements our existing portfolio and expands our ability to serve surgeons across the continuum of nerve repair,” said Lindsey Hartley, Chief Financial Officer of Axogen. “We believe this transaction represents disciplined capital allocation and adds an attractive growth asset that is expected to be accretive to revenue growth, adjusted EBITDA margin and adjusted earnings per share in the first year following close, while maintaining our focus on cash generation.”

“The combination of our two companies could not be a better outcome for patients and surgeons. Axogen’s vision to make restoration of peripheral nerve care, standard of care and our commitment to make nerve repair simpler, faster, and more effective represents the best possible outcome for all stakeholders.” said Michelle Jarrard, Chief Executive Officer of BioCircuit. “Axogen’s commercial reach, reimbursement expertise and surgeon relationships create an ideal platform to expand the impact of NerveTape and bring this technology to more patients.”

For more information on this transaction, please refer to the investor presentation filed as an exhibit to the Company’s Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (SEC).

Financing
The Company anticipates funding the purchase price with the net proceeds from the public offering of its common stock announced today.

Approvals and Timing
The transaction has been approved by the Board of Directors of Axogen and BioCircuit.

The transaction is expected to close in the fourth quarter of 2026, subject to customary closing conditions, including completion of the spin-out of BioCircuit’s electronics business.

Guidance
Axogen will provide updated full-year 2026 guidance, including the impact of BioCircuit, following the closing of the transaction. Assuming a close of the transaction in 2026, Axogen anticipates the acquisition to be additive to 2027 revenue, with accretion to gross margin and adjusted EBITDA margin. Full-year 2027 guidance will be provided in the first quarter of 2027.

Advisors
In connection with this transaction, BofA Securities is serving as the financial advisor to Axogen, and Foley Hoag is serving as legal advisor. Additionally, Piper Sandler is acting as financial advisor to BioCircuit, and Jones Day as legal advisor.

Conference Call and Webcast Information
Axogen will host a conference call today, September 10, 2026, at 8:00am Eastern Time, to discuss the transaction. A live and archived webcast will be available on the “News & Events” section of Axogen’s investor relations website at ir.axogeninc.com.

About Axogen
Axogen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about providing the opportunity to restore nerve function and quality of life for patients with peripheral nerve injuries by providing innovative, clinically proven and economically effective repair solutions for surgeons and healthcare providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve or the inability to properly reconnect peripheral nerves can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.

Axogen’s product portfolio includes Avance® (acellular nerve allograft-arwx), Avance® Nerve Graft, Axoguard Nerve Connector®, Axoguard Nerve Protector®, Axoguard HA+ Nerve Protector™, Axoguard Nerve Cap®, and Avive+ Soft Tissue Matrix™.

About BioCircuit Technologies

BioCircuit Technologies, based in Atlanta, Georgia, develops and commercializes medical devices for peripheral nerve repair and neuromodulation, with expertise in biomaterials, precision Nitinol design and manufacturing, and bioelectronics for nerve stimulation and recording. Its first commercial product, NerveTape™, is the first FDA-cleared sutureless device for repairing transected nerves. BioCircuit has been supported by small business funding from the National Institutes of Health along with private investment from Alsora Capital, GRA Venture Fund, Michael Masters of Masters Capital Management, and other investors. For more information, visit www.biocircuit.com.

Cautionary Statements Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding Axogen’s ability to successfully integrate BioCircuit and realize the anticipated benefits of the acquisition, the expected financial impact of the acquisition and related financial guidance and outlook, including expected revenue, revenue growth, gross margin, adjusted EBITDA margin, adjusted earnings per share and free cash flow, expectations regarding the commercialization and adoption of NerveTape and expansion of Axogen’s addressable market, Axogen’s expectations of market conditions and the satisfaction of customary closing conditions related to the public offering, the expected closing of the offering, the anticipated timing and consummation of the BioCircuit Acquisition, including the satisfaction of the conditions to closing of the BioCircuit Acquisition, and the anticipated use of the net proceeds from the offering, including to fund the cash consideration payable in connection with the BioCircuit Acquisition and related fees and expenses and the use of any remaining net proceeds for general corporate purposes. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “upcoming” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering, the risks and uncertainties relating to the timing and consummation of the BioCircuit Acquisition, including the satisfaction of the conditions to closing of the BioCircuit Acquisition, and the risks and uncertainties inherent in Axogen’s business, including the risks and uncertainties described in the Company’s periodic filings with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Axogen can be found under the heading “Risk Factors” in Axogen’s periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2025 and in its subsequent quarterly reports on Form 10-Q, and in the final prospectus supplement related to the public offering to be filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Axogen does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Media Contact:
Axogen, Inc.
InvestorRelations@axogeninc.com